                                 SCHEDULE 14A
===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          MD Healthshares Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                          MD HEALTHSHARES CORPORATION
                   3029 S. SHERWOOD FOREST BLVD., SUITE 200
                         BATON ROUGE, LOUISIANA  70816

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
MD HEALTHSHARES CORPORATION


     Notice is hereby given that the Annual Meeting of Shareholders of MD HealthShares Corporation, a Louisiana corporation (the "Company"), will be held on May 15, 1999 at 10:00 a.m., at the Headquarters of MD HealthShares Corporation, 3029 S. Sherwood Forest Blvd., Suite 200, Baton Rouge, Louisiana 70816 and at any time or place provided with respect to any adjournment or postponement thereof (the "Annual Meeting"), for the purpose of electing four Class III directors of the Company, and to act upon such other matters as may be properly brought before the Annual Meeting.

     Only holders of record of the Company's Junior Preferred Voting Stock and the holder of record of the Company's Class B Common Stock (collectively, the "Shares") as of the close of business on April 1, 1999 will be entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of twenty-five percent of the outstanding Shares is necessary to constitute a quorum for the Annual Meeting.

     ALL SHAREHOLDERS, WHETHER OR NOT THEY PLAN TO ATTEND THE ANNUAL MEETING, ARE ASKED TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING.


                                   By Order of the Board of Directors,


                                   /s/ William R. Roeling, M.D.
                                   -----------------------------------
                                   William R. Roeling, M.D.
                                   Secretary
Baton Rouge, Louisiana
April 28, 1999



PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT YOU
                  INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                          MD HEALTHSHARES CORPORATION
                   3029 S. SHERWOOD FOREST BLVD., SUITE 200
                         BATON ROUGE, LOUISIANA  70816

                    --------------------------------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 15, 1999

              The date of this Proxy Statement is April 28, 1999.

                    --------------------------------------

     This Proxy Statement is being furnished to holders of the Junior Preferred Voting Stock of the Company in connection with the solicitation of proxies from such holders by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 15, 1999 at 10:00 a.m., at the Company's Headquarters, 3029 South Sherwood Forest Blvd., Suite 200, Baton Rouge, Louisiana 70816, and any adjournment or postponement thereof.

VOTING RIGHTS

     The Board of Directors has fixed April 1, 1999 as the record date ("Record Date") for the determination of the shareholders of the Company entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of record of Junior Preferred Voting Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 2,142 shares of Junior Preferred Voting Stock outstanding, each of which is entitled to one vote on the election of the four Class III directors of the Company who are elected by the Junior Preferred Voting Stock shareholders.

QUORUM AND VOTING

     The presence at the Annual Meeting, in person or by proxy, of the holders of 25% of the Company's outstanding voting securities will constitute a quorum for the purposes of the Annual Meeting. The election of the four Class III directors to be elected by the Junior Preferred Voting Stock shareholders will be by plurality vote. Under Louisiana law, abstentions do not count in the determination of voting results and have no effect on the vote.

PROXIES

     All shares of Junior Preferred Voting Stock represented at the Annual Meeting by properly executed proxies received prior to the vote at the Annual Meeting, unless previously revoked, will be voted in accordance with the instructions thereon. If no instructions are given, proxies will be voted FOR the election of directors as recommended by the Board of Directors. No other matters are presently scheduled to be presented at the Annual Meeting. However, if such matters are presented, in the absence of instructions to the contrary, the named proxies will vote the proxies in accordance with the judgment of the named proxies with respect to any other such matter properly coming before the Annual Meeting.

     Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company, 3029
S. Sherwood Forest Blvd., Suite 200, Baton Rouge, Louisiana 70816, either a written notice of revocation bearing a later date than the proxy or a subsequent proxy relating to the same share of Junior Preferred Voting Stock, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

EXPENSE OF SOLICITATION

     Proxies are being solicited by and on behalf of the Board of Directors. The Company will bear the costs of preparing and mailing the proxy materials to the Company's shareholders in connection with the

Annual Meeting. The Company will solicit proxies by mail, and the Company's directors, officers, and employees may also solicit proxies by telephone, telegram, or personal interview. These persons will receive no additional compensation for these services, but will be reimbursed for reasonable out-of-pocket expenses.

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide that there shall be fifteen directors of the Company, divided into three classes, denominated Class I, Class II and Class
III. A single class of directors is elected at each Annual Meeting, and the members of a class of directors elected at an Annual Meeting are elected for three-year terms. Each director class is composed of five directors, four of whom are elected by the Company's Junior Preferred Voting Stock shareholders (the "Class A Directors") and one of whom is elected by the holder of the single authorized and outstanding share of the Company's Class B Common Stock, the Louisiana State Medical Society ("LSMS") (the "Class B Director"). The Company has been informed by the LSMS that it intends to elect its representative later this year as the Class B Director for Class III of the Board of Directors.

     The Company has received the resignation of Ralph W. Colpitts, M.D., a Class A Director whose term expires in 2000. In accordance with the Bylaws of the Corporation, the Board of Directors will appoint a replacement to fill Dr. Colpitts' unexpired term.

     Four Class A Directors of Class III are to be elected at the Annual Meeting by the Junior Preferred Voting Stock shareholders to serve three-year terms or until their respective successors have been elected and qualified. All four of the current Class A directors of Class III of the Board of Directors are seeking re-election to the Board. The nominees for election as Class A Directors of Class III of the Board of Directors, and the continuing directors of the Company, are listed below with certain biographical information.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE CLASS A DIRECTOR NOMINEES BELOW.

     NOMINEES FOR CLASS A DIRECTORS OF CLASS III OF THE BOARD OF DIRECTORS

BRIAN W. AMY, M.D., 46, a Class A Director, has been a director since 1997. Dr. Amy has practiced Surgery in Abbeville, Louisiana for 12 years. A graduate of the LSU School of Medicine, Dr. Amy is a Diplomate of the American Board of Surgery and a Fellow of the American College of Surgeons. Dr. Amy has served as Clinical Assistant Professor of Surgery at the L.S.U. School of Medicine and is a member of the Board of Directors of University Hospital, Lafayette, Louisiana.

DANIEL G. DUPREE, M.D., 49, a Class A Director, has been a director since 1996. Dr. Dupree has practiced Dermatology in Lafayette, Louisiana for over 18 years. A graduate of the LSU School of Medicine, Dr. Dupree is a Diplomate of the American Board of Dermatology and a Fellow of the American Academy of Dermatology. Dr. Dupree is a former President, Vice President, and Secretary-Treasurer of the Lafayette Parish Medical Society, served as Vice-Chairman of LAMPAC in 1994-95, was a delegate to the 1995 LSMS meeting, and is an alternate delegate to Council on Legislation of the LSMS.

MELANIE C. FIRMIN, M.D., 40, a Class A Director, is a Vice President of the Company and has been a director since 1995. Dr. Firmin has practiced Anesthesiology in Alexandria, Louisiana for 12 years. A graduate of the LSU Medical Center--Shreveport, Dr. Firmin is a Fellow of the American Society of Anesthesiology and a Diplomate of the American Board of Anesthesiology. She is a former President of the Rapides Parish Medical Society, is on the Board of Directors of the Central Louisiana Ambulatory Surgery Center and the Southfield Care Center (a nursing home facility), and has served as a director of the Rapides Regional Women's Hospital. Dr. Firmin is a member of the Board of Directors of Rapides Bank & Trust, Alexandria, Louisiana.

JAMES A. WHITE III, M.D., 58, a Class A Director, is Chairman of the Board of Directors of the Company and has been a director since 1995. Dr. White, a graduate of Tulane University School of Medicine, has practiced Otolaryngology-- Head and Neck Surgery in Alexandria, Louisiana for 25 years. Dr. White is a Fellow of the American College of Surgeons, the American Academy of Otolaryngology, and the American Academy of Otolaryngologic Allergy, and is a Diplomate of the American Board of Otolaryngology--Head and Neck Surgery. Dr. White serves as a clinical instructor of Otolaryngology at Tulane University School of Medicine. Dr. White was President of the LSMS in 1993-94, and served two consecutive terms as President of the Rapides Parish Medical Society in 1988 and 1989. Dr. White has been President and a director of the Company since 1995. In 1992, Louisiana Wine Partners, a Louisiana limited partnership of which Dr. White was the general partner, filed a petition for relief under Chapter 7 of the United States Bankruptcy Code.

                             CONTINUING DIRECTORS

Class II Directors: Terms Expire 2001

J. MARK PROVENZA, M.D., 39, a Class A Director, has practiced Gastroenterology in Shreveport, Louisiana, since 1990. A graduate of LSU School of Medicine in Shreveport, Dr. Provenza completed a residency program in Internal Medicine in 1987 and a fellowship in Gastroenterology in 1990, both at LSU Medical Center in Shreveport. He is board-certified in both specialties. He is a member of the Shreveport and Louisiana State Medical societies, the American Gastroenterology Association, and the American Society of Gastrointestinal Endoscopy.

CHARLES C. LEWIS, M.D., 56, a Class A Director, has been a director since 1996. Dr. Lewis has practiced Radiology for 29 years, and for the last 17 of those years in New Iberia, Louisiana. A graduate of the LSU School of Medicine, Dr. Lewis is a Diplomate of the American Board of Radiology, a member of the American College of Radiology, and a member of the Radiology Society of North America. Dr. Lewis was Chief of Staff at Dauterive Hospital, New Iberia, Louisiana in 1996, and served as the 9th District Councilor to the Board of Governors of the LSMS from 1990 to 1995, and is currently President-Elect of the LSMS.

LEO L. LOWENTRITT, M.D., 59, a Class B Director, has practiced Urology in Alexandria since 1971. A graduate of Tulane School of Medicine, Dr. Lowentritt is the former president of the Rapides Parish Medical Society and is the current president of the Louisiana State Medical Society. An assistant clinical professor of urology at Tulane, he is the past Chairman of the Board of Central Louisiana Surgical Center in Alexandria and Chairman of the Board of Directors of the Louisiana Regional Physician Hospital Organization.

WILLIAM R. ROELING, M.D., 69, a Class A Director, has been a director since 1995. Dr. Roeling has practiced Obstetrics and Gynecology in New Orleans, Louisiana for 35 years. A graduate of LSU School of Medicine, Dr. Roeling has served as Chairman of the Obstetrics/Gynecology Departments at Mercy Hospital
(1970) and Lakeside Hospital (1980-1981), as a clinical instructor at Tulane University Medical School (1961-1993), and as President (1988-1989) and member of the Board of Trustees of Lakeside Hospital (1985-1991). Dr. Roeling served as President of the Jefferson Parish Medical Society in 1985, was on the Executive Committee of the JPMS from 1991 through 1996, and has been a member of the LSMS House of Delegates for over 25 years.

FREDERICK J. WHITE III, M.D., 39, a Class A Director, has been a director since 1995. Dr. White has practiced Cardiology in Shreveport, Louisiana since 1988. A 1982 graduate of the LSU School of Medicine--Shreveport, Dr. White is a Diplomate of the American Board of Internal Medicine and the American Board of Cardiovascular Diseases, and is a Fellow of the American College of Cardiology and the American College of Chest Physicians. Dr. White has been a member of the Board of Directors of the Shreveport Medical Society since 1992, and has served on a number of committees of the Society and the LSMS. Dr. White is Vice-Chief of Medicine at the Willis-Knighton Medical Center.

Class I Directors:  Term Expires 2000

LAWRENCE L. BRAUD, M.D., 57, a Class B Director, has been a director since 1995. Dr. Braud has practiced Otolaryngology--Head and Neck Surgery in Baton Rouge, Louisiana for over 21 years. A graduate of the LSU School of Medicine, Dr. Braud is a Fellow of the American College of Surgeons and the American Academy of Otolaryngology and a Diplomate of the American Board of Otolaryngology--Head and Neck Surgery. Dr. Braud is a former President., President-Elect (1995), Vice President (1994) and Chairman of the Board of Councilors (1989-93) of the LSMS. Dr. Braud served as President of the Louisiana Academy of Otolaryngology in 1994, and has been an Assistant Clinical Instructor at the LSU School of Medicine since 1979.

WALLACE H. DUNLAP, M.D., 62, a Class A Director, has been a director since 1997 and is President of the Company's subsidiary Patient's Choice, Inc. Dr. Dunlap, a graduate of Kansas University Medical School, has practiced Pediatric Medicine in Baton Rouge, Louisiana for 30 years. Dr. Dunlap is a Diplomate of the American Board of Pediatrics and a Fellow of the American Academy of Pediatrics. Dr. Dunlap is Secretary-Treasurer of the LSMS and has served as the Chairman of the LSMS Council on Legislation and as President of the East Baton Rouge Parish Medical Society.

MICHAEL S. ELLIS, M.D., 56, a Class A Director, has been a director since 1995. A graduate of LSU School of Medicine, Dr. Ellis has practiced Otolaryngology-- Head and Neck Surgery in New Orleans, Louisiana for 23 years. Dr. Ellis is a clinical professor in the Department of Otolaryngology and Head and Neck Surgery at the LSU School of Medicine in New Orleans. He is a Fellow of the American College of Surgeons and the American Academy of Facial Plastic and Reconstructive Surgery, and is a Diplomate of the American Board of Otolaryngology--Head and Neck Surgery and the American Board of Cosmetic Surgery. Dr. Ellis is the Immediate Past-President of the LSMS, President of the St. Bernard Medical Society, an LSMS Alternate Delegate to the American Medical Association, and has served as President of the Louisiana Academy of Otolaryngology--Head and Neck Surgery, Chalmette General Hospital and De La Ronde Hospital.

DAVID R. RAINES, M.D., 57, a Class A Director, has been a director since 1997.
A graduate of Hahnemann Medical College, Philadelphia, Pennsylvania, Dr. Raines has practiced Gastroenterology in Monroe, Louisiana for 19 years. Dr. Raines is a Diplomate of the American Board of Internal Medicine (Gastroenterology) and a Fellow of the American Society of Internal Medicine, the American College of Gastroenterology and the American Society of Gastrointestinal Endoscopy.

COMMITTEES OF THE BOARD

   The Board of Directors has established an Executive Committee, a Finance and Audit Committee, an Executive Compensation Committee, and a Nominating Committee.

   The Executive Committee has the authority to exercise all of the powers of the Board of Directors between meetings of the Board, subject to the authority of the Board of Directors. The present members of the Executive Committee are Drs. Firmin, Dunlap, Dupree, Roeling, James White and Jeff White. The Executive Committee held one meeting in the past fiscal year.

   The Finance and Audit Committee reviews the Company's financial statements and annual audit and meets with the Company's independent public accountants to review the Company's internal controls and financial management practices. The current members of the Finance and Audit Committee are Drs. Amy, Lewis, Braud and Jeff White. The Finance and Audit Committee held two meetings in the past fiscal year.

   The Executive Compensation Committee recommends to the Board of Directors compensation for the Company's executive officers and performs such other similar functions as may be prescribed by the Board of Directors. The current members of the Executive Compensation Committee are Drs. Dupree, Braud and James White. The Executive Compensation Committee did not meet in the past fiscal year.

The Nominating Committee recommends to the Board of Directors nominees for election as Directors. The Nominating Committee will review any proposals for nomination to the Board of Directors that are submitted by December 31 of the year preceding the next Annual Meeting of Shareholders. The current members of the Nominating Committee are Drs. Firmin, Dunlap, and Raines. The Nominating Committee did not meet in the past fiscal year.

COMPENSATION OF DIRECTORS

    Directors receive no compensation for serving on the Board of Directors other than reimbursement of reasonable expenses in attending meetings of the Board of Directors and committees thereof.

MEETINGS OF THE BOARD OF DIRECTORS

    There were eight meetings of the Board of Directors during the past fiscal year. Dr. Raines attended fewer than 75 percent of the meetings.

EXECUTIVE COMPENSATION

    The following table sets forth information for each of the two fiscal years in the two-year period ended December 31, 1998 concerning compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and the most highly compensated executive officers of the Company whose aggregate compensation exceeded $100,000. The company had no executive officers in the fiscal year ended December 31, 1996.

                          SUMMARY COMPENSATION TABLE

                                                Annual Compensation
                                       ---------------------------------------
                                                                  Other Annual        All Other
                               Year    Salary ($)    Bonus ($)    Compensation      Compensation
                               ----    ----------    ---------    ------------      ------------
Patrick C. Powers
 Chief Executive
 Officer                       1998     163,807(1)     40,000           64,549(2)       4,597(3)
Adam A. Short
 Vice President of
 Finance and Chief
 Financial Officer             1998      97,282(4)     14,000           22,197(5)       1,588(6)
F. Dennis Irwin, M.D.
 Vice President of
 Medical Affairs               1998     195,058         9,000                           5,753(7)
                               1997      87,346
John Bird(8)
 Vice President of
 Marketing                     1998     116,929         9,606            3,014

---------------
(1) Mr. Power's employment by the Company began in February, 1998.
(2) Includes payment by Company of $32,771 as compensation for executive's selling expenses on sale of former residence in connection with relocation to Baton Rouge.
(3) Includes term life insurance premiums on policy payable to executive's beneficiaries ($1,476) and the Company's contribution to executive's 401(k) defined contribution plan ($3,121).
(4) Mr. Short's employment by the Company began in April, 1998.
(5) Includes moving allowance of $8,228 in connection with executive's relocation to Baton Rouge.
(6) Includes term life insurance premiums on policy payable to executive's beneficiaries ($137) and the Company's contribution to executive's 401(k) defined contribution plan.
(7) Includes term life insurance premiums on policy payable to executive's beneficiaries ($4,505) and the Company's contribution to executive's 401(k) defined contribution plan.
(8) Mr. Bird resigned as an officer of the Company on June 18, 1998.

EMPLOYMENT AGREEMENTS

    The Company has employment agreements with Mr. Powers, Dr. Irwin and Mr. Short, which provide for annual base salaries of $200,000, $180,000 and $140,000, $120,000, respectively, and annual bonuses based on targets established annually by the Company. Recently, the Board of Directors of the Company, on the recommendation of the Compensation Committee, approved increases in the base salaries of Mr. Powers, Dr. Irwin and Mr. Short, to $265,000, $189,000, and $154,000, respectively. The Company has agreed to pay premiums for health, disability and life insurance for the benefit of each of the executive officers.

    Under the employment agreements, the executives will receive restricted stock grants of the Company's common stock upon satisfactory completion of certain employment periods, as set forth in the table below:

                            Restricted Common Stock Grants (number of shares)
                            -------------------------------------------------
                               18           36            48             60
                             Months       Months        Months         Months
                             ------       ------        ------         ------
Patrick C. Powers            2,500        5,000         5,000          8,000
F. Dennis Irwin, M.D.        1,800        3,500         3,500          5,000
Adam A. Short                1,250        2,500         2,500          4,000

    The restricted stock grants will vest over a three-year period, with one-third of the shares vesting per year. However, the executives are entitled to receive all dividends and other ownership privileges with respect to the restricted common stock from the date of grant. In the event the Company is sold, merged with or becomes part of another company, all the outstanding restricted stock grants to Messrs. Powers and Short will immediately vest.

   The employment agreements may be terminated by the Company and by any of the executives at any time after notice. If there is a change in control of the Board of Directors of the Company from physicians to another company, Mr. Powers may resign his position and receive a payment equal to six months base salary as a severance payment; if there is such a change in the control of the Board of Directors or Mr. Powers is replaced as Chief Executive Officer, Mr. Short may resign his position and receive a payment equal to six months base salary as a severance payment. Each of Mr. Powers and Mr. Short is entitled to receive a severance payment equal to six months base salary in the event his employment is terminated by the Company without "cause," as defined in the employment agreements, during the first two years of employment; nine months base salary during the third year of employment; and twelve months base salary during the fourth and subsequent years of employment. Dr. Irwin is entitled to receive a severance payment equal to six months base salary in the event of termination without cause. Upon any termination of employment, each of the executives will be required to sell to the Company all shares of restricted stock which have become vested at the greater of book and market value, and all unvested restricted stock grants will be cancelled.

                       SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the number of shares Junior Preferred Voting Stock of the Company owned of record by each of the directors and nominees for director, and by all directors and executive officers of the Company as a group:

                                                             Amount   Percentage
     Title of Class              Name of Owner                Owned    of Class*
     --------------              -------------                -----   ----------
Junior Preferred Voting Stock    Bryan W. Amy, M.D.              1
                                 Lawrence L. Braud, M.D.         1
                                 Wallace H. Dunlap, M.D.         1
                                 Daniel G. Dupree, M.D.          1
                                 Michael S. Ellis, M.D.          1
                                 Melanie C. Firmin, M.D.         1
                                 C. Clinton Lewis, M.D.          1
                                 Leo L. Lowentritt, M.D.         1
                                 David R. Raines, Jr., M.D.      1
                                 William M. Roeling, M.D.        1
                                 Jay M. Shames, M.D.             1
                                 F. Jeff White III, M.D.         1
                                 James A. White III, M.D.        1
                                 All directors and executive
                                   officers as a group          13

------------------------
* All amounts less than 1%

    The following table sets forth the number of shares of the non-voting securities of the Company owned of record by each of the directors and nominees for director, and by all directors and executive officers as a group:

                                                             Amount   Percentage
     Title of Class              Name of Owner                Owned    of Class*
     --------------              -------------                -----   ----------
Class A Non-Voting               Bryan W. Amy, M.D.             500
Common Stock                     Lawrence L. Braud, M.D.        500
                                 Wallace H. Dunlap, M.D.        500
                                 Daniel G. Dupree, M.D.         500
                                 Michael S. Ellis, M.D.         500
                                 Melanie C. Firmin, M.D.        500
                                 C. Clinton Lewis, M.D.         500
                                 Leo L. Lowentritt, M.D.        500
                                 David R. Raines, Jr., M.D.     500
                                 William M. Roeling, M.D.       500
                                 Jay M. Shames, M.D.            500
                                 F. Jeff White III, M.D.        500
                                 James A. White III, M.D.       500
                                 All directors and executive
                                   officers as a group        6,500
------------------------
* All amounts less than 1%.

                            INDEPENDENT ACCOUNTANTS

    The Board of Directors has reappointed Deloitte & Touche, LLP, as the Company's independent accountants for 1999. Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they wish to do so, and are expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    Any shareholder proposal intended for inclusion in the Company's proxy material for the 2000 Annual Meeting of Shareholders must be received in the executive office of the Company no later than December 15, 1999.


By Order of the Board of Directors:


/s/ James A. White III, M.D.
-----------------------------
James A. White III, M.D.
Chairman of the Board



                      PLEASE COMPLETE, SIGN AND MAIL YOUR
                               PROXY CARD TODAY

A copy of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission may be obtained without charge by writing to Rene Abadie, Assistant Secretary, MD HealthShares Corporation, 3029 S. Sherwood Forest Blvd., Suite 200 , Baton Rouge, Louisiana 70816.

MANAGEMENT RECOMMENDS AND WILL VOTE FOR THE ELECTION OF THE FOLLOWING AS DIRECTORS (UNLESS OTHERWISE DIRECTED):

1. Election of Directors-Nominees are: Brian W. Amy, M.D., Daniel G. Dupree, M.D., Melanie C. Firmin, M.D.,
                                       James A. White, III,  M.D.

FOR ALL  [X]                           WITHHOLD ALL  [X]                  FOR ALL EXCEPT  [X]


__________________________________________________
(EXCEPT NOMINEE(S) WRITTEN ABOVE)

                                                                                                          CHANGE OF ADDRESS AND
                                                                                                          OR COMMENTS MARK HERE  [X]

                                                                          PLEASE DATE THIS PROXY AND SIGN YOUR NAME EXACTLY AS YOUR
                                                                          NAME APPEARS HEREIN. IF THE STOCK IS HELD JOINTLY, ALL
                                                                          OWNERS MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                                                          ADMINISTRATOR, TRUSTEE, GUARDIAN OR IN ANOTHER
                                                                          REPRESENTATIVE CAPACITY, PLEASE GIVE YOUR FULL TITLE.

                                                                          DATED: ____________________________________________, 1999

                                                                          _________________________________________________________
                                                                                           SIGNATURE OF STOCKHOLDER

                                                                  |       _________________________________________________________
                                                            ______|                SIGNATURE OF STOCKHOLDER (IF HELD JOINTLY)

                                                                          VOTES MUST BE INDICATED
                                                                          (X) IN BLACK OR BLUE INK.         [_]

PLEASE VOTE, SIGN AND DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
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                                     PROXY
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          MD HEALTHSHARES CORPORATION

       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 1999

    The undersigned stockholder of MD Healthshares Corporation ("Company") hereby constitutes and appoints James A. White III, M.D., and Melanie C. Firmin,
M.D., and each of them (acting jointly or, if only one be present, then by that one alone) my proxies, with full power of substitution, to vote as directed below all of the shares of junior preferred voting stock of the Company that I would be entitled to vote at the annual meeting of stockholders of the Company to be held on May 15, 1999, and at any and all adjournments thereof, as follows:


            (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)


                                                  M.D. HEALTHSHARES CORPORATION
                                                  P.O. BOX 11090
                                                  NEW YORK, N.Y. 10203-0090